EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the CCUBS Commercial Mortgage Trust 2017-C1 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Berkeley Point Capital LLC, as Primary Servicer, Wells Fargo Bank, National Association, as Primary Servicer for the General Motors Building Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the General Motors Building Mortgage Loan, Wilmington Trust, National Association, as Trustee for the General Motors Building Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the General Motors Building Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the General Motors Building Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the General Motors Building Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the General Motors Building Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Manchester Financial Building Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Manchester Financial Building Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Manchester Financial Building Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Manchester Financial Building Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Manchester Financial Building Mortgage Loan, KeyBank National Association, as Primary Servicer for the GNL Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the GNL Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the GNL Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the GNL Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the GNL Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Yorkshire & Lexington Towers Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Yorkshire & Lexington Towers Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Headquarters Plaza Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Headquarters Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Headquarters Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Headquarters Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Headquarters Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Headquarters Plaza Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Headquarters Plaza Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Headquarters Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela's Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela's Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Bass Pro & Cabela's Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Harmon Corner Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Harmon Corner Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Harmon Corner Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Harmon Corner Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Harmon Corner Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Harmon Corner Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Harmon Corner Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Harmon Corner Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 16 Court Street Mortgage Loan, LNR Partners, LLC, as Special Servicer for the 16 Court Street Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 16 Court Street Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the 16 Court Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 16 Court Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 16 Court Street Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 16 Court Street Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 16 Court Street Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the National Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the National Office Portfolio Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the National Office Portfolio Mortgage Loan.

Dated: October 28, 2019

/s/ Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)